UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2008

SONIC AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13395	56-201079
(Commission File Number)	(IRS Employer Identification No.)

6415 Idlewild Road, Suite 109 Charlotte, North Carolina	28212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) On June 9, 2008, Sonic Automotive, Inc. (the “Company”) dismissed Deloitte & Touche LLP (“Deloitte & Touche”), as its independent registered public accountants. In accordance with its charter, the Audit Committee of the Company’s board of directors approved the dismissal of Deloitte & Touche.

Neither of Deloitte & Touche’s reports on the financial statements for each of the fiscal years ended December 31, 2006 and 2007 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. The audit report for fiscal year ended December 31, 2007, however, included an explanatory paragraph regarding the Company’s adoption of the provisions of Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes, the application of the provisions of Securities and Exchange Commission Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, and the Company’s adoption of Statement of Financial Accounting Standards No. 123(R) Share-Based Payment. Similarly, the audit report for fiscal year ended December 31, 2006 noted the Company changed its method of accounting for compensation expense for share-based awards to conform to Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, and the Company’s application of the provisions of Securities and Exchange Commission Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements. During the periods covered by such reports and during any subsequent period through the date of the dismissal, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Deloitte & Touche would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the same periods, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte & Touche a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Deloitte & Touche’s letter, dated June 9, 2008, stating that it agrees with such statements.

(b) On June 9, 2008, the Company engaged Ernst & Young LLP (“E&Y”) as its new independent registered public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2008. The Audit Committee of the Company’s board of directors approved the engagement of E&Y. During the fiscal years ending December 31, 2006 and 2007 and during any subsequent period through the date of engagement, neither the Company, nor any person on its behalf, has consulted with E&Y regarding any matters or events set forth in Item 302(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Deloitte & Touche LLP, dated June 9, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

By:	/s/ Stephen K. Coss
Stephen K. Coss
Senior Vice President and General Counsel

Dated: June 9, 2008

INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP, dated June 9, 2008

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